EXHIBIT 32.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Annual Report of One Voice Technologies, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rahoul Sharan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by section 9.06 has been provided to One Voice and will be retained by One Voice and furnished to the Securities Exchange Commission or its staff upon request.




Dated: June 3, 2005


                                                 /s/ Rahoul Sharan
                                                 -----------------
                                                 Name: Rahoul Sharan
                                                 Title: Chief Financial Officer
                                                        and Director